UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2024 (September 30, 2024)

ALDEYRA THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-36332	20-1968197
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

131 Hartwell Avenue, Suite 320

Lexington, MA 02421

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 761-4904

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ALDX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 30, 2024, Aldeyra Therapeutics, Inc. (“Aldeyra” or the “Company”) entered into the Fourth Amendment (the “Fourth Amendment”) to Loan and Security Agreement, and amended that certain Loan and Security Agreement, dated as of March 25, 2019, by and among the Company, Helio Vision, LLC, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”) and Hercules Capital, Inc., in its capacity as administrative agent and collateral agent for itself and the Lenders (the “Original Loan Agreement” and as previously amended and as amended by the Fourth Amendment, the “Loan Agreement”).

The Fourth Amendment makes certain changes to the Loan Agreement, including, among other things, (i) extending the expiration of the period in which interest-only payments on borrowings under the Loan Agreement are made from October 1, 2024 to April 1, 2026; (ii) extending the Term Loan Maturity Date (as defined in the Loan Agreement) from October 1, 2024 to April 1, 2026; and (iii) amending the term loan interest rate to be the greater of (a) the Prime Rate (as defined in the Loan Agreement) plus 3.10% or (b) 11.10%. In addition, a supplemental end of term charge of $300,000 shall be due on the earlier of (A) the Term Loan Maturity Date, as amended, (B) repayment of the aggregate amount of advances under the Loan Agreement or (C) the date that the Secured Obligations (as defined in the Loan Agreement) become due and payable.

The foregoing summary of the Original Loan Agreement and the Fourth Amendment does not purport to be complete and is qualified in its entirety by the complete text of the Original Loan Agreement and the Fourth Amendment, which are filed as Exhibit 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Loan and Security Agreement, dated as of March 25, 2019, by and among the Registrant, certain subsidiaries of the Registrant from time to time party thereto, the several banks and other financial institutions or entities from time to time parties thereto and Hercules Capital, Inc. (filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (as filed on March 26, 2019, and incorporated herein by reference))

10.2	Fourth Amendment to Loan and Security Agreement, dated September 30, 2024, by and among Aldeyra Therapeutics, Inc., Helio Vision, LLC, the several banks and other financial institutions or entities from time to time parties thereto and Hercules Capital, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALDEYRA THERAPEUTICS, INC.

By:	/s/ Todd C. Brady
Name:	Todd C. Brady M.D., Ph.D.
Title:	Chief Executive Officer

Dated October 2, 2024